12. Income Taxes: Schedule of Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2015
Tables/Schedules
Schedule of Income Tax Rate Reconciliation

	2015	2014	2013
Statutory Federal income tax rate	34.0%	34.0%	34.0%
Net tax effect of IRS regulations
on life insurance subsidiary	-	-	-
Tax effect of S corporation status	(12.6)	(19.3)	(20.7)
Tax exempt income	(4.5)	(3.5)	(2.9)
Effective Tax Rate	16.9%	11.2%	10.4%